Exhibit 32(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, E. Follin Smith, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer of Constellation Energy Group, Inc., certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(i)     The accompanying Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)    The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Constellation Energy Group, Inc.

/s/ E. FOLLIN SMITH
E. Follin Smith
Executive Vice President, Chief Financial Officer, and
Chief Administrative Officer

Date: May 9, 2007